UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 17, 2003 (July 17, 2003)

Date of Report (Date of earliest event reported)

INTERPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22958	95-3043318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Technology Drive
Irvine, California 92618-2402

(Address of Principal Executive Offices)

(949) 453-3200

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Interpore International, Inc. press release dated July 17, 2003.*

*	This exhibit 99.1 is being furnished pursuant to Item 12, and is not deemed filed pursuant to Item 7.

Item 9.    Regulation FD Disclosure (furnished under Item 12)

On July 17, 2003, Interpore International, Inc. (“Interpore”) issued a press release announcing financial results for its second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. This information is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” of this Current Report on Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8216.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpore International, Inc. (registrant)

Date: July 17, 2003	By:	/s/ RICHARD L. HARRISON
	Name: Its:	Richard L. Harrison Senior Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit	Description of Exhibit
99.1	Interpore International, Inc. press release dated July 17, 2003